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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 30, 2005

                  CWABS, INC., (as depositor under the Pooling
             and Servicing Agreement, dated as of September 1, 2005,
                 providing for the issuance of the CWABS, INC.,
                           Asset-Backed Certificates,
                                Series 2005-12).

                                   CWABS, INC.
               --------------------------------------------------

Delaware                             333-125164                95-4596514
--------                             ----------                ----------
(State of Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)


4500 Park Granada, Calabasas, California                          91302
----------------------------------------------------           ----------
(Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01.    Other Events
----------    ------------

     It is expected that during September 2005, a single series of certificates, entitled Asset-Backed Certificates, Series 2005-12 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWABS, Inc, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and one or more credit enhancers in respect of certain classes of Certificates. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-125164) and sold to Countrywide Securities Corporation, Deutsche Bank Securities, Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as Exhibit 99.1,
Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8, Exhibit 99.9, Exhibit 99.10, Exhibit 99.11, Exhibit 99.12,
Exhibit 99.13, Exhibit 99.14, Exhibit 99.15, Exhibit 99.16, Exhibit 99.17,
Exhibit 99.18, Exhibit 99.19, Exhibit 99.20, Exhibit 99.21, Exhibit 99.22,
Exhibit 99.23, Exhibit 99.24, Exhibit 99.25, Exhibit 99.26, Exhibit 99.27,
Exhibit 99.28, Exhibit 99.29, Exhibit 99.30, Exhibit 99.31, Exhibit 99.32,
Exhibit 99.33, Exhibit 99.34, Exhibit 99.35, Exhibit 99.36, Exhibit 99.37,
Exhibit 99.38, Exhibit 99.39, Exhibit 99.40, Exhibit 99.41, Exhibit 99.42,
Exhibit 99.43, Exhibit 99.44, Exhibit 99.45, Exhibit 99.46, Exhibit 99.47,
Exhibit 99.48, Exhibit 99.49, Exhibit 99.50, Exhibit 99.51 and Exhibit 99.52 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a)  Financial statements of businesses acquired:

        Not applicable.

(b)  Pro forma financial information:

        Not applicable.

(c)  Exhibits:

Exhibit No.       Description

        99.1      Computational Materials and/or ABS Term Sheets.
        99.2      Computational Materials and/or ABS Term Sheets.
        99.3      Computational Materials and/or ABS Term Sheets.
        99.4      Computational Materials and/or ABS Term Sheets.
        99.5      Computational Materials and/or ABS Term Sheets.
        99.6      Computational Materials and/or ABS Term Sheets.
        99.7      Computational Materials and/or ABS Term Sheets.
        99.8      Computational Materials and/or ABS Term Sheets.
        99.9      Computational Materials and/or ABS Term Sheets.
        99.10     Computational Materials and/or ABS Term Sheets.
        99.11     Computational Materials and/or ABS Term Sheets.
        99.12     Computational Materials and/or ABS Term Sheets.
        99.13     Computational Materials and/or ABS Term Sheets.
        99.14     Computational Materials and/or ABS Term Sheets.
        99.15     Computational Materials and/or ABS Term Sheets.
        99.16     Computational Materials and/or ABS Term Sheets.
        99.17     Computational Materials and/or ABS Term Sheets.
        99.18     Computational Materials and/or ABS Term Sheets.
        99.19     Computational Materials and/or ABS Term Sheets.
        99.20     Computational Materials and/or ABS Term Sheets.
        99.21     Computational Materials and/or ABS Term Sheets.
        99.22     Computational Materials and/or ABS Term Sheets.

        99.23     Computational Materials and/or ABS Term Sheets.
        99.24     Computational Materials and/or ABS Term Sheets.
        99.25     Computational Materials and/or ABS Term Sheets.
        99.26     Computational Materials and/or ABS Term Sheets.
        99.27     Computational Materials and/or ABS Term Sheets.
        99.28     Computational Materials and/or ABS Term Sheets.
        99.29     Computational Materials and/or ABS Term Sheets.
        99.30     Computational Materials and/or ABS Term Sheets.
        99.31     Computational Materials and/or ABS Term Sheets.
        99.32     Computational Materials and/or ABS Term Sheets.
        99.33     Computational Materials and/or ABS Term Sheets.
        99.34     Computational Materials and/or ABS Term Sheets.
        99.35     Computational Materials and/or ABS Term Sheets.
        99.36     Computational Materials and/or ABS Term Sheets.
        99.37     Computational Materials and/or ABS Term Sheets.
        99.38     Computational Materials and/or ABS Term Sheets.
        99.39     Computational Materials and/or ABS Term Sheets.
        99.40     Computational Materials and/or ABS Term Sheets.
        99.41     Computational Materials and/or ABS Term Sheets.
        99.42     Computational Materials and/or ABS Term Sheets.
        99.43     Computational Materials and/or ABS Term Sheets.
        99.44     Computational Materials and/or ABS Term Sheets.
        99.45     Computational Materials and/or ABS Term Sheets.
        99.46     Computational Materials and/or ABS Term Sheets.
        99.47     Computational Materials and/or ABS Term Sheets.
        99.48     Computational Materials and/or ABS Term Sheets.
        99.49     Computational Materials and/or ABS Term Sheets.
        99.50     Computational Materials and/or ABS Term Sheets.
        99.51     Computational Materials and/or ABS Term Sheets.
        99.52     Computational Materials and/or ABS Term Sheets.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.




                                          By: / s / Leon Daniels, Jr.
                                          ---------------------------
                                          Leon Daniels, Jr.
                                          Vice President


Dated:  September 30, 2005

                                 Exhibit Index
                                 -------------

Exhibit
-------

        99.1      Computational Materials and/or ABS Term Sheets.
        99.2      Computational Materials and/or ABS Term Sheets.
        99.3      Computational Materials and/or ABS Term Sheets.
        99.4      Computational Materials and/or ABS Term Sheets.
        99.5      Computational Materials and/or ABS Term Sheets.
        99.6      Computational Materials and/or ABS Term Sheets.
        99.7      Computational Materials and/or ABS Term Sheets.
        99.8      Computational Materials and/or ABS Term Sheets.
        99.9      Computational Materials and/or ABS Term Sheets.
        99.10     Computational Materials and/or ABS Term Sheets.
        99.11     Computational Materials and/or ABS Term Sheets.
        99.12     Computational Materials and/or ABS Term Sheets.
        99.13     Computational Materials and/or ABS Term Sheets.
        99.14     Computational Materials and/or ABS Term Sheets.
        99.15     Computational Materials and/or ABS Term Sheets.
        99.16     Computational Materials and/or ABS Term Sheets.
        99.17     Computational Materials and/or ABS Term Sheets.
        99.18     Computational Materials and/or ABS Term Sheets.
        99.19     Computational Materials and/or ABS Term Sheets.
        99.20     Computational Materials and/or ABS Term Sheets.
        99.21     Computational Materials and/or ABS Term Sheets.
        99.22     Computational Materials and/or ABS Term Sheets.
        99.23     Computational Materials and/or ABS Term Sheets.
        99.24     Computational Materials and/or ABS Term Sheets.
        99.25     Computational Materials and/or ABS Term Sheets.
        99.26     Computational Materials and/or ABS Term Sheets.
        99.27     Computational Materials and/or ABS Term Sheets.
        99.28     Computational Materials and/or ABS Term Sheets.

        99.29     Computational Materials and/or ABS Term Sheets.
        99.30     Computational Materials and/or ABS Term Sheets.
        99.31     Computational Materials and/or ABS Term Sheets.
        99.32     Computational Materials and/or ABS Term Sheets.
        99.33     Computational Materials and/or ABS Term Sheets.
        99.34     Computational Materials and/or ABS Term Sheets.
        99.35     Computational Materials and/or ABS Term Sheets.
        99.36     Computational Materials and/or ABS Term Sheets.
        99.37     Computational Materials and/or ABS Term Sheets.
        99.38     Computational Materials and/or ABS Term Sheets.
        99.39     Computational Materials and/or ABS Term Sheets.
        99.40     Computational Materials and/or ABS Term Sheets.
        99.41     Computational Materials and/or ABS Term Sheets.
        99.42     Computational Materials and/or ABS Term Sheets.
        99.43     Computational Materials and/or ABS Term Sheets.
        99.44     Computational Materials and/or ABS Term Sheets.
        99.45     Computational Materials and/or ABS Term Sheets.
        99.46     Computational Materials and/or ABS Term Sheets.
        99.47     Computational Materials and/or ABS Term Sheets.
        99.48     Computational Materials and/or ABS Term Sheets.
        99.49     Computational Materials and/or ABS Term Sheets.
        99.50     Computational Materials and/or ABS Term Sheets.
        99.51     Computational Materials and/or ABS Term Sheets.
        99.52     Computational Materials and/or ABS Term Sheets.